                                                                            2913

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ----------

                                  FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   DECEMBER 26, 1996
                                                -------------------------------


                       IMC HOME EQUITY LOAN TRUST 1996-3
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                NEW YORK             333-4911-01             13-3902498
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          (STATE OR OTHER           (COMMISSION             (IRS EMPLOYER
           JURISDICTION             FILE NUMBER)            IDENTIFICATION
         OF INCORPORATION)                                       NO.)




C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                           10001-2697
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                                  -----------------------------


                                   NO CHANGE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.      Other Events.
             On December 26, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November, 1996 dated December 26, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

             In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of November, 1996 was $99,036.83.

Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits.

 19.   Trustee's Monthly Servicing Report for the month of November, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:   IMC SECURITIES, INC.,
                                             As Depositor

                                       By:   /s/ Thomas G. Middleton
                                             -------------------------------
                                             Thomas G. Middleton
                                             President, Chief Operating Officer,
                                             Assistant Secretary and Director

                                       By:   /s/ Stuart D. Marvin
                                             -----------------------------------
                                             Stuart D. Marvin
                                             Chief Financial Officer


Dated:  December 26, 1996

                                 EXHIBIT INDEX


Exhibit No. Description                                             Page No.

19.      Trustee's Monthly Servicing Report
         for the Month of November, 1996.                              6